Exhibit 10.2

September 29, 2010


Spero Pain Relief Therapy, LLC
348 E. 600 S.
St. George, UT 84770

RE: Sales Agreement Between Competitive Technologies, Inc. and Spero Pain Relief Therapy, LLC

Dear Mr. Miller and Dr. Chalmers,

Based on our discussions, we are pleased to agree to the following:

1. Spero Pain Relief Therapy, LLC ("Spero"), and its affiliates will, in selected areas, establish 14 treatment centers utilizing Competitive Technologies, Inc.'s ("CTTC") Calmare Pain Therapy Treatment medical device, model MC-5A.

2. Spero will be granted exclusive territory within the defined zip codes listed on schedule A for each selected region listed on Schedule B for five (5) years from the date of this agreement. This continued exclusivity is predicated on Spero's purchase or lease of the minimum number of devices indicated on Schedule B. Schedule C is an initial proposed maximum level of devices for each region. That might increase based on demand in each region. This exclusivity does not preclude CTTC sales to hospitals and their medical centers for inpatient treatment, hospice centers, private hospice centers or any Department of Veterans Affairs or Department of Defense medical facilities or Native American government medical centers.

3. Pricing for devices, supplies and training are outlined on Schedule D. The pricing listed is guaranteed for all purchases through the end of December 2012.

4. In addition to the above, Spero will purchase two Calmare devices by October 31, 2010, including the one currently in use at the Office of Dr. Chalmers in St. George, UT.

5. The Calmare warranty is attached as Schedule E. CTTC provides complete device replacement at no cost in year one. In years 2-5, CTTC provides replacement parts at no cost, shipping and labor costs would be borne by Spero.

6. This agreement is transferable and binding upon any new owners in the event of the change of control or ownership of either CTTC or Spero.

                                   CTTC8K5408

                      SPERO/CTTC SALES AGREEMENT (PAGE 2)


We at Competitive Technologies look forward to a long and mutually beneficial business relationship with Spero Pain Relief Therapy over the coming months and years.

Sincerely,


-------------------------------------  ----------------------------------------
Johnnie D. Johnson                     Signature Spero Pain Relief Therapy, LLC
Chief Executive Officer                Printed Name
Competitive Technologies, Inc.         Date



                                       ----------------------------------------
                                       Signature Spero Pain Relief Therapy, LLC
                                       Printed Name
                                       Date





























                                   CTTC8K5409

                    SCHEDULE A - SPERO/CTTC SALES AGREEMENT
                  SPERO PAIN RELIEF THERAPY DEFINED ZIP CODES

                       [Confidential Information Omitted]











































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                  CTTC8K5410

                    SCHEDULE B - SPERO/CTTC SALES AGREEMENT
          MINIMUM DEVICE PLAN FOR SELECTED OFFICE LOCATIONS, BY REGION

                       [Confidential Information Omitted]









































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                  CTTC8K5411

                    SCHEDULE C - SPERO/CTTC SALES AGREEMENT
          MAXIMUM DEVICE PLAN FOR SELECTED OFFICE LOCATIONS, BY REGION

                       [Confidential Information Omitted]









































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                  CTTC8K54012

                    SCHEDULE D - SPERO/CTTC SALES AGREEMENT

                            PRICING FOR PURCHASE OF
                CALMARE  PAIN THERAPY TREATMENT MEDICAL DEVICE,
                       DISPOSABLE SUPPLIES, AND TRAINING


CALMARE PAIN THERAPY TREATMENT MEDICAL DEVICE. The price for each Calmare Pain
----------------------------------------------
Therapy Treatment medical device, model MC-5A, is $[Confidential Information Omitted], Ex Works Manufacturer. GEOMC Co., Ltd. of Korea in Seoul, South Korea is the manufacturer. Devices will be shipped upon receipt of financing documentation or notice of successful wire transfer of funds.


DISPOSABLE SUPPLIES. Each device purchased, leased or rented includes a package
--------------------
of five (5) cables and ten (10) packages of electrodes (10 latex-free electrode pads per package). Pricing for additional packages of these supplies is shown below:
-     5-Cable Package: $[Confidential Information Omitted]
-     10-Pad Package:  $[Confidential Information Omitted]

TRAINING. A three-day training session for physicians and nurses or technicians
---------
will be provided with the delivery of each device to each location. Additional training at purchaser's desired facility: $[Confidential Information Omitted]/Day plus travel and expenses


















*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                  CTTC8K5413